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                                                                  EXHIBIT 10.36


                                 HOMESIDE, INC.
               1996 TIME ACCELERATED RESTRICTED STOCK OPTION PLAN


     1. Purpose of the Plan.
        -------------------

     This time accelerated restricted stock option plan (the "Plan") is intended to encourage ownership of the stock of HomeSide, Inc. (the "Company") by members of senior management of the Company and its subsidiaries, to induce qualified management personnel to enter and remain in the employ of the Company or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

     2. Stock Subject to the Plan.
        -------------------------

     (a) The total number of shares of the authorized but unissued or treasury shares of the Class A Common Stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 68,576 shares, subject to adjustment as provided in Section 12 hereof.

     (b) If an option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall not thereafter be available for subsequent option grants under the Plan.

     (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee and set forth in the option agreement.

     3. Administration of the Plan.
        --------------------------

     Following the initial grant of options hereunder, the Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors, each of whom is a disinterested person as defined from time to time in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The selection of persons for participation in the Plan and all decisions concerning the timing, pricing and amount of any grant or award under the Plan shall be made solely by the Committee. The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the


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administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

     4. Type of Options.
        ---------------

     Options granted pursuant to the Plan shall be authorized by action of the Committee and shall be designated as non-qualified options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code").

     5. Eligibility.
        -----------

     Non-qualified options may be granted to the officers and key employees of the Company or of any of its subsidiaries.

     In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee has taken into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee deemed relevant.

     6. Option Agreement.
        ----------------

     Each option shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee. No option shall be granted within the meaning of the Plan and no purported grant of any option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. The date of grant of an Option shall be as determined by the Committee.

     7. Option Price.
        ------------

     The option price of shares of the Company's Common Stock for non-qualified stock options granted hereunder shall be as determined by the Committee.


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     8. Manner of Payment; Manner of Exercise.
        -------------------------------------

     (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such options.

     (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, within thirty (30) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

     9. Exercise of Options.
        -------------------

     Each option granted under the Plan shall, subject to Section 10(b) and
Section 12 hereof, not be exercisable prior to nine (9) years from the date of issuance unless exercisability is otherwise accelerated based upon a time accelerated vesting schedule which is dependent upon performance criteria all as set forth in the Agreement; provided, however, that no option granted under the Plan shall have a term in excess of nine (9) years and six (6) months from the date of grant.

     10. Term of Options; Exercisability.
         -------------------------------

     (a) Term.
         ----

          (1) Each option shall expire not more than nine (9) years and six (6) months from the date of the granting thereof, but shall be subject to earlier termination as provided in subsections (2), (3) and (4) below.

          (2) If an employee optionee is terminated for Cause (as defined herein) or voluntarily terminates his employment with the Company or one of its subsidiaries, at any time, for any reason or for no reason, in either such case, the option granted to such employee shall terminate, with respect to any shares subject to options exercisable on the date of such termination, on the fifth day following such termination and, with respect to any shares subject to options not exercisable on the date of such termination, on the date of such termination, or in both cases on the date on which the option expires by its terms, whichever occurs earlier. The term "Cause" shall mean any one or more of the following: (i) the employee optionee shall be convicted of, or plead NOLO CONTENDERE to, a felony; (ii) the employee optionee shall commit an

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act of dishonesty against the Company; or (iii) the employee optionee shall be negligent in the performance of his or her duties, shall wilfully fail to follow a lawful directive of his or her superior, or shall fail to devote substantially all of his or her business time to the Company or shall fail to exert his or her reasonable best efforts on behalf of the Company, and in the case of any action or omission described in this clause (iii), such act or omission shall continue for ten days after receipt of notice thereof by the employee optionee from the Company.

          (3) If an employee optionee is terminated by the Company without Cause, at any time, the option granted to such employee shall terminate, with respect to any shares subject to options exercisable on the date of such termination, on the 180th day following such termination and, with respect to any shares subject to options not exercisable on the date of such termination, on the date of such termination, or in both cases on the date on which the option expires by its terms, whichever occurs earlier.

          (4) In the event of the termination of an employee optionee's employment with the Company or one of its subsidiaries due to the death of the employee optionee, the option granted to such employee shall terminate, with respect to any shares subject to options exercisable on the date of such termination, on the 365th day following such termination and, with respect to any shares subject to options not exercisable on the date of such termination, on the date of such termination, or in both cases on the date on which the option expires by its terms, whichever occurs earlier.

     (b) Exercisability.
         --------------

          An option granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries, at any time, for any reason or for no reason, shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

     11. Options Not Transferrable.
         -------------------------

     The right of any optionee to exercise any option granted to him or her shall not be assignable or transferrable by such optionee other than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof or levy of execution, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.


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     12. Recapitalizations, Reorganizations and the Like.
         -----------------------------------------------

     (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     (b) In addition, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company, including without limitation by way of merger or consolidation, or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of
Section 7 hereof. In addition, the Committee shall have the power and right to accelerate the exercisability of any options upon such a sale, conveyance or Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.


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     (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

     (d) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board of Directors shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 425(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board of Directors may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option; in conformity with the provisions of such
Section 425(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

     (e) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest whole number of shares.

     13. No Special Employment Rights.
         ----------------------------

     Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Committee at the time.

     14. Withholding.
         -----------

     The Company's obligation to deliver shares upon the exercise of the non-qualified option granted under the Plan shall be subject to the option holder's satisfaction of all applicable Federal, state and local income, employment and other tax withholding requirements. The Company and employee may agree to withhold shares of Common Stock purchased upon exercise of an option to satisfy the above-mentioned withholding requirements.


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     15. Restrictions on Issue of Shares.
         -------------------------------

     (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

     16. Purchase for Investment.
         -----------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     17. Loans.
         -----

     The Company may make recourse loans to optionees to permit them to exercise options. If loans are made, the requirements of all applicable Federal and state laws and regulations regarding such loans must be met.


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     18. Modification of Outstanding Options.
         -----------------------------------

     The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan and so long as such amendment does not violate any contractual obligations of the Company.

     19. Approval of Stockholders.
         ------------------------

     The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of a majority of the stockholders, within twelve (12) months after the adoption of the Plan by the Committee and shall take effect as of the date of adoption by the Committee upon such approval. The Committee may not grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

     20. Termination and Amendment of Plan.
         ---------------------------------

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board of Directors of the Company. The Committee may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable so long as such modification or amendment does not conflict with contractual obligations of the Company; provided, however, that except as provided in Section 12, the Committee may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 19, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any change in the Plan which requires stockholder approval under applicable laws or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Securities Exchange Act of 1934. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, adversely affect his or her rights under an option theretofore granted to him or her.

     21. Compliance with Rule 16b-3.
         --------------------------

     It is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Securities Exchange Act of 1934 (the "Act"), or any successor provisions. Any agreement granting options shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not

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possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

     22. Reservation of Stock.
         --------------------

     The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

     23. Limitation of Rights in the Option Shares.
         -----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

     24. Notices.
         -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing and shall be deemed duly given if hand-delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

        (a)  If to the Company:

                  HomeSide, Inc.
                  7301 Baymeadows Way
                  Jacksonville, Florida  32256
                  Attn:  Secretary

        (b)  If to an Optionee:

                  To the most recent address furnished in writing to the Company by the Optionee,

unless and until notice of another or different address shall be given as provided herein.


Adopted by the Board of Directors:  May 31, 1996

Approved by the Stockholders:  May 31, 1996


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